Investor Presentation October 2014

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; stagnation or deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States or Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 1

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Hotels: An Overview 2

3 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

4 BEE’s Consistent Outperformance 75 100 125 150 175 200 225 250 275 300 2011 2012 2013 2014 BEE Peers SNL Hotel REITs RMS 164.3% 108.4% BEE Peers(1) SNL Hotel REITs RMS 1-yr 30.5% 20.0% 18.7% 11.7% 2-yr 93.1% 40.9% 43.9% 20.8% 3-yr 164.3% 108.5% 108.1% 58.8% Source: SNL Financial as of 10/01/14 (1) Includes DRH, LHO, PEB, SHO, and HST (1) 58.8% 108.1% BEE has outperformed its peers in 1 year, 2 year and 3 year Total Shareholder Return

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Financial Overview

2nd Quarter Results (EBITDA in millions) 6 Industry leading second quarter results 2Q 2013 2Q 2014 Operations (Total United States Portfolio) ADR $282 4.9% $296 RevPAR $224 5.3% $236 Total RevPAR $417 7.2% $447 EBITDA Margins 26.4% 170 bps 28.1% Corporate Results Comparable EBITDA $60.3 14.3% $68.9 Comparable FFO / share $0.14 50.0% $0.21

Year-To-Date Results (EBITDA in millions) 7 Industry leading YTD results Q1-Q2 2013 Q1-Q2 2014 Operations (Total United States Portfolio) ADR $277 5.0% $291 RevPAR $204 5.7% $216 Total RevPAR $385 8.1% $416 EBITDA Margins 22.6% 180 bps 24.4% Corporate Results Comparable EBITDA $94.8 16.2% $110.1 Comparable FFO / share $0.15 86.7% $0.28

(1) Excludes payments under the JW Marriott Essex House guarantee. 2014 Guidance (EBITDA in millions) 8 Strong results expected to continue (1) (1) 2013 Actual 2014 Guidance Operations (Total United States Portfolio) RevPAR $213 5.5%-7% $224-$228 Total RevPAR $392 5.5%-7% $414-$420 EBITDA Margins 23.5% 150 - 200bps 25.0%-25.5% Corporate Results Comparable EBITDA $213 10%-17% $235-$250 Comparable FFO / share $0.43 44%-58% $0.62-$0.68

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Plan

10 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

o Unique portfolio of luxury and upper upscale hotels in public markets o Locations in high-barrier-to-entry urban and resort markets with limited supply growth o Complex hotels with multiple revenue streams managed as mixed-use assets o World-class amenities managed by world-class operators High-End, Unique & Irreplaceable Portfolio 11 Four Seasons Jackson Hole Loews Santa Monica Ritz-Carlton Half Moon Bay Elements of BEE’s Portfolio Strategy

JW Marriott Essex House InterContinental Chicago Westin St. Francis Exceptional Portfolio of Urban and Resort Destinations 12 Ritz-Carlton Laguna Niguel Hotel del Coronado Four Seasons Washington, D.C.

Top-Tier Market Exposure 13 Northern California Westin St. Francis Ritz-Carlton Half Moon Bay Four Seasons Silicon Valley Southern California Loews Santa Monica Ritz-Carlton Laguna Niguel Hyatt Regency La Jolla Hotel del Coronado Chicago InterContinental Chicago Fairmont Chicago Marriott Lincolnshire Four Seasons Jackson Hole JW Marriott Essex House New York Washington, D.C. Four Seasons Washington, D.C. InterContinental Miami Miami Fairmont Scottsdale Princess Phoenix Note: Company also owns a leasehold interest in the Marriott Hamburg. Wyoming

-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 201 3 o Approximately 2% competitive supply in current pipeline in BEE markets o High-end hotels trading at significant discounts to replacement costs further reducing supply risk o Limited capital available for new hotel development o Long-lead time needed to develop competitive product Limited Competitive Supply Growth in BEE Markets 14 U.S. Luxury Supply Change (TTM) 3.8% Average Source: Smith Travel Research

15 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

$92 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH +44% Avg: $64 o Intense focus on operational excellence o Revenue management systems focused on driving ADR o Expense controls including food and beverage procurement and labor management systems o Strong relationships with and rigorous oversight of brand managers o Execution of value enhancement capital projects Industry Leading Asset Management Platform 16 Asset management expertise has driven outperformance EBITDA per Available Room Note: All metrics represent full-year 2013 results BEE metrics excludes payments under the JW Marriott NOI guarantee Source: Public filings 114.5x 112.8x 111.1x 114.4x 116.2x 116.0x 117.7x 117.6x 100x 104x 108x 112x 116x 120x 2007 2008 2009 2010 2011 2012 2013 2014 TTM Includes BEE’s Total U.S. portfolio excluding JW Marriott Essex House Source: Smith Travel Research Annual RevPAR Index

210 0 50 100 150 200 250 BEE HST PEB LHO DRH SHO Avg: 72 +138 $180 $40 $80 $120 $160 $200 BEE PEB HST LHO DRH SHO Avg: $72 +151% $213 $125 $150 $175 $200 $225 BEE PEB LHO HST SHO DRH Avg: $158 +35% $284 2 $180 $240 $300 BEE PEB LHO HST SHO DRH Avg: $202 +41% ADR RevPAR EBITDA Margin Expansion (bps)(1) Non–Rooms Revenue Per Available Room Note: All metrics represent full-year 2013 results BEE metrics exclude payments under the JW Marriott NOI guarantee (1) Peer EBITDA margins adjusted for disclosed displacement Source: Public filings BEE’s Operating Metrics Lead the Sector 17 BEE delivers industry leading results

7.9% 4.0% 6.0% 8.0% BEE PEB HST DRH SHO LHO Avg: 5.6% +2.3 pts 8.6% 2.0% 4.0% 6.0% 8.0% 10.0% BEE PEB DRH HST SHO LHO Avg: 5.5% +3.1 pts 18 Significant Outperformance Throughout the Recovery Source: Company filings Note: Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 4-year period. Source: Company filings Average RevPAR Growth 2010-2013 2013 Same-store RevPAR Growth Outperformance driven by asset quality and leading asset management platform

o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 8% below peak (2) (1) Graph excludes the JW Marriott Essex House (2) 2014 in the year production assumes 90% of 2013 production 2014 Group Booking Outlook 19 (2) Room Nights on the books for 2014 +6.4%; ADR +3.7% 0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 2014F Definite through August Production in the year

o Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue and EBITDA per room o Assets operated as complex, mixed-use properties with significant ancillary revenue BEE Total Revenue Mix Peers Total Revenue Mix Note: Metrics reflect full-year 2013 Peers include: DRH, HST, LHO, PEB, SHO Source: Public filings BEE Revenue Mix Compared to Peers 20 BEE has highest Total RevPAR and EBITDA per room and most diverse revenue mix among peer group 54%35% 11% Rooms Other Food & Beverage 67% 27% 6% Food & Beverage Other Rooms

BEE Luxury Assets Outperform Industry 21 (1) Includes 11 hotels: FC, FSP, FSDC, FSJH, FSSV, HdC, IC, IM, LSM, RCHMB, RCLN (2) Per Smith Travel Research 2013 HOST Report 250 basis point margin outperformance on same RevPAR 2013 BEE (1) Luxury Average (2) Variance Average Number of Rooms 461 301 160 Occupancy 73% 73% 0% ADR $291 $285 $6 RevPAR $212 $209 $3 Rooms Profit Margins 73.1% 71.6% 1.5% F&B Profit Margins 33.4% 27.9% 5.5% Departmental Profit 54.6% 53.5% 1.1% GOP 34.2% 31.9% 2.3%

22 Continually Elevating the Guest Experience Luxury Rooms Meeting / Banquet Premium Dining Retail Outlets Fitness / Spas Bars / Lounges o Properties designed to be vibrant environments with multiple guest offerings and sources of revenue o Destination hotels/resorts with repeat customers o Diverse revenue mix o Unmatched expertise in complex asset management

World-Class Hotels Operated by World-Class Brands 23 11 hotels in Conde Nast Top 100 Hotels in the World 22 AAA Five Diamond Awards 31 hotels on Conde Nast Traveler Gold List 16 hotels in Robb Reports’ Top 100 35 hotels in U.S. News & World Report’s Best Hotel Rankings 28 AAA Five Diamond Properties Top Luxury Hotel Brand by J.D. Power and Associates 17 hotels recognized by Travel + Leisure Magazine World’s Best Awards World Travel Awards Leading Hotel Brand World Travel Awards Leading Business Hotels Brand Best Business Hotel Brand by Business Traveler Awards 10 hotels on Conde Nast Gold List 10 hotels in Travel + Leisure Magazine World’s Best Hotels 8 hotels in the U.S. News & World Report Best hotels in the USA 12 hotels on Conde Nast Traveler Gold List Recipient of five HSMAI Adrian Awards for creative brilliance and best practices Recognized by Travel + Leisure for World’s Best Hotels for Families Travel Weekly Reader’s Choice award for best upper upscale brand 51 AAA Four Diamond Awards 21 hotels in U.S. News & World Report ‘s Best Hotel Rankings 11 hotels received the Gold Key award by Meetings and Conventions magazine 10 hotels received Conde Nast Reader’s Choice Award 6 hotels on Conde Nast Top Spa List Washington, D.C. Silicon Valley Jackson Hole Laguna Niguel Half Moon Bay Chicago Miami Chicago Scottsdale Santa Monica St. Francis, San Francisco Essex House, New York City La Jolla

24 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

$163.0 Undrawn $137.0 Outstanding $94.8 $120.0 $120.0 $350.5 $117.0 $475.0 $143.5 115.0 $300.0 Undraw n $0.0 $200.0 $400.0 $600.0 $800.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Bank Life Co. CMBS Corporate $445.3 $263.5 Net Debt / EBITDA 5.3x Net Debt + Preferred / EBITDA 5.7x Net Debt + Preferred / Total Enteprise Value 33.1% Corporate Liquidity (millions) $415 (a) Metrics reflect mid-point of 2014 Comparable EBITDA guidance range adjusted for year-to-date transaction activity Objectives o Net Debt / EBITDA: 3x – 5x o Net Debt + Preferred / EBITDA: 4x – 6x o Manage debt maturities across years limiting excess maturities in a single year o Maintain adequate liquidity Balance Sheet Today and Objectives 25 Current Debt Maturity Profile Note: Assumes full extension periods for all loans. Key Balance Sheet Statistics (a)

26 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

o Recycled capital through well-timed asset sales at attractive valuations o Demonstrated track record of value creation through opportunistic acquisitions o Continued assessment and execution of ROI enhancing capital projects o Recent purchase of partners’ interest at the Fairmont Scottsdale Princess and Hotel del Coronado o Sale of the Four Seasons Punta Mita & the Marriott London Grosvenor Square Hotel del Coronado Fairmont Scottsdale Princess Disciplined Capital Allocation 27 Purchased JV partner’s interest March 2014 12.7x EBITDA multiple and 6.5% cap rate Purchased JV partner’s interest June 2014 14.3x EBITDA multiple and 6.2% cap rate

External Growth Strategy 28 Deliver return on investment that exceeds cost of capital Luxury and Upper- Upscale hotels Gateway cities and resort destinations Complex assets with multiple revenue streams Discount to replacement cost Operational upside o Ongoing evaluation of external growth opportunities in North America o Target assets where we can generate more value than other potential owners o Must meet rigorous qualitative and quantitative investment thresholds o Create value through proven asset management platform o Operational improvements o Capital investment plans o Price and leverage discipline are critical Opportunistically evaluating high-end assets in attractive markets that will deliver a return that exceeds the Company’s cost of capital

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Industry Update & Operating Trends

-15% -10% -5% % 5% 10% 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 o Supply growth remains historically low and lack of active development pipeline o Limited competitive supply growth in BEE markets o No meaningful supply additions for the foreseeable future o Lodging demand historically correlates with GDP (~80%) o Group and transient demographics for luxury / high-end very strong Luxury Demand Growth exceeding Luxury Supply Growth Source: Smith Travel Research Favorable Luxury Lodging Supply & Demand Dynamics Current: 80 bps 30 Demand growth currently exceeds supply growth by 80 bps Average: 50 bps

-25% -20% -15% -10% -5% 0% 5% 10% 15% 198 8 199 0 199 2 199 4 199 6 199 8 200 0 200 2 200 4 200 6 200 8 201 0 201 2 201 4E Total U.S. Upper Upscale Luxury Source: Smith Travel Research and PWC Annual % Change in RevPAR o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or an 8.9% CAGR o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or an 8.2% CAGR o Upper Upscale typically lags luxury sector but is more stable in a downturn Luxury Hotels Outperform in a Recovery 31 Luxury outperformed by 200-400 basis points in previous recoveries RevPAR CAGR (9 years) Total U.S: 4.5% Upper Upscale: 5.8% Luxury: 8.9% RevPAR CAGR (5 years) Total U.S: 6.0% Upper Upscale: 5.7% Luxury: 8.2% RevPAR CAGR (5 years) Total U.S: 6.6% Upper Upscale: 6.5% Luxury: 8.8%

32 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Case Studies

Case Study: JW Marriott New York Essex House Objective o Partner with Marriott to reintroduce an iconic Central Park hotel o Restructure hotel operations to improve profitability Initiatives o Launch only JW Marriott in New York o Complete product improvement plan (“PIP”) o Reconfigure room sales strategy to drive RevPAR penetration o Address underperformance in operating areas o Dramatically improve operating margins Results (July 2014 TTM vs. September 2012 TTM)* o $16.7 million PIP nearing completion including new club lounge; renovation of second floor meeting space o $43.00 (13%) increase in RevPAR vs. ~7.5% growth in New York market o $2.9M increase in F&B contribution on flat revenue o 1,190 basis point increase in GOP margin from 15.7% to 27.6% o $11.5 million increase in EBITDA from $4.4 million to $15.9 million (207% flow-through) 34 *2014 July TTM results are adjusted for one-time costs incurred during the period September 2012 TTM represents the trailing twelve month operations prior to acquisition JW Marriott Essex House New York

$70.8 $51.8 $54.7 $59.7 $67.2 $76.5 $80.2 $9.5 $3.3 $6.4 $8.5 $12.7 $16.6 $18.2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2008 2009 2010 2011 2012 2013 2014 TTM Total Revenue EBITDA EBITDA Margin Case Study: Four Seasons Jackson Hole & Silicon Valley Initiatives o Implementation of labor and F&B procurement best practices o Introduction of aggressive room sales program to drive ADR o Close FSJH during slow seasons (millions) 35 Results (July 2014 TTM vs. 2008) o 20% reduction in hours worked per occupied room o 270 basis point reduction in food costs o 920 basis point increase in EBITDA margin o $8.7M increase in EBITDA on $9.4 million increase in revenue (92% flow-through) since 2008 Objective o Design and execute hotel master plans to increase profitability (margin) Asset Management Acquired Hotel 92% Flow Through to EBITDA since BEE involvement Operating Stats

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2007 2008 2009 2010 2011 2012 2013 2014 Fcst Case Study: New Ballroom at the Fairmont Scottsdale 36 Objective o Address change in group demand patterns and increase in competitive set meeting space supply o Exceed previous peak group room night demand Initiatives o $26 million investment in 2012 and 2013 o 20,000 sq. ft. Palomino ballroom & renovation of existing meeting space o F&B enhancements and wellness spa concept Results (July 2014 TTM vs. 2012) o 24% increase in group room revenue, 44% increase in banquet revenue o 87% increase in EBITDA, from $12.8 million to $23.8 million o 13.5% increase in group RevPAR index (108.5x vs. 95.6x) o Goal to exceed previous peak group demand by ~10,000 to 15,000 room nights 116k Palomino Ballroom 118k 62k 92k Note: 2014 group demand forecast assumes definite room nights as of August and average of group pick-up in 2012 and 2013 Group Room Nights

1.02x 1.04x 1.06x 1.08x 1.10x 1.12x 1.14x 1.16x 1.18x 1.20x 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 TTM 2014 IM RevPAR Comp Set RevPAR Penetration Case Study: InterContinental Miami 37 Objective o Gain market share through product repositioning o Create a unique destination in the lobby Initiatives o $30 million capital investment in 2010 and 2011: o Guestroom renovation o Innovative lobby, façade and porte-cochere enhancements o Introduction of new F&B offerings o Meeting space renovation Results (2014 TTM vs. 2009) o 11.4% RevPAR CAGR (+160 bps to competitive set) o 0.07x increase in RevPAR index to competitive set o ~$6.5M incremental revenue o ~$4.9M incremental EBITDA o 166% EBITDA growth ($12.1 million, from $7.3 million to $19.4 million) Renovation Period LED Lit Digital Façade RevPAR Penetration to Competitive Set

2006 Budget 2014 TTM Variance Occupancy 72% 72% 0% ADR $464.41 $572.98 23% RevPAR 335.39 412.50 23% Total Revenue $46,087 $69,300 50% Rooms Profit Margin 74% 76% 2% F&B Profit Margin 13% 25% 12% GOP $10,704 $21,268 99% GOP Margin 23% 32% 9% EBITDA $7,404 $16,049 117% EBITDA Margin 16% 24% 8% Case Study: Four Seasons Washington, D.C. 38 Objective o Create one of the world’s premier Four Seasons hotels o Increase suite mix and provide secure, secluded guestroom offering for heads of state Initiatives o $40 million investment in 2006-2007 and 2012-2013 o 11-room addition including Royal Suite o Lobby and meeting space renovation / expansion o Bourbon Steak restaurant and bar o Retail space and F&B outlet optimization o Refocused room sales strategy to drive ADR Results (July 2014 TTM vs. 2006 Budget) o $109 increase in ADR (+23%) vs. D.C. market +1.6% o ~117% growth in EBITDA ($8.6 million) o Flexibility and speed to market delivered exceptional yield on investment opportunities Royal Suite Operating Statistics

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Corporate Governance

o The Company’s board and management team have significant depth and breadth of expertise in the hotel and REIT industries o Eight of the Company’s nine board members are independent o All directors elected annually, and committees only comprised of independent members o Recently enhanced board and appointed new lead independent director o Accelerated the expiration date of shareholder rights plan o The Company’s target total direct compensation opportunity for its NEOs is generally at the median of the Company’s compensation peer group o The Company’s compensation plan for NEOs is more heavily weighted to performance share units based on TSR than the average of the Company’s compensation peer group o The Company’s Say On Pay vote was in excess of 99% of shares voted Corporate Governance Initiatives 40 The Company is committed to maintaining the highest standards of corporate governance

41 BEE’s Strong Leadership Team Prior Experience Management Years with BEE  Former President of the Global Development Group for Starwood Hotels and Resorts  Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana, a company he sold to Starwood  Serves on the Board of Directors of Marriott Vacations Worldwide 5 years Raymond L. “Rip” Gellein Jr. Chairman & CEO Diane Morefield Executive VP & CFO 4 years  Former CFO of Equity International; 12 year tenure at Sam Zell related entities including Equity Office  Serves on the Board and is Audit Committee Chair of Spirit Realty Capital  Senior officer with Barclays Bank real estate group Richard Moreau Executive VP & COO 16 years  Former Principal at Gremor Hospitality  Executive / officer positions at Hyatt Hotels, Inn America Corporation and Howard Johnson Company Paula Maggio Executive VP, Secretary & General Counsel 13 years  Responsible for the Company’s legal affairs since 2000  Former lawyer for Altheimer & Gray

42 BEE’s Highly Qualified & Independent Board of Directors Experience  Chairman and CEO of Strategic Hotels & Resorts  Former President of the Global Development Group for Starwood Hotels and Resorts  Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana  Serves on the Board of Directors of Marriott Vacations Worldwide Directors Raymond “Rip” Gellein Jr.  Former Partner of Arthur Andersen, LLP  Served as member of Arthur Andersen’s hospitality industry team  Previously served as a Director of Gaylord Entertainment and Equity Inns Robert Bowen James Jeffs  Managing Director and CIO of The Whittier Trust Company  Former Chairman and CEO of Chaparral Resources, CIO and Senior VP of Trust Services America and President and CEO of TSA Capital Management  Director of Primexx Operating Corporation and Director and Co-Chairman of Max Petroleum Sir David Michels  Former CEO of Hilton Group PLC and Hilton International, previously a Non-Exec. Director of Hilton Hotels  Serves as Deputy Chairman and Senior Director of Marks & Spencer, Director of Jumeirah Hotels, Chairman of London & Capital, Chairman of Michels & Taylor, and non-exec. director Miroma Ventures and Savoy London  Previously served as Deputy Chairman and Senior Director of easy Jet PLC and CEO of Stakis PLC William Prezant  Partner in the law firm of Prezant & Mollath  Serves on the Board of Directors of Forward Management, Macroh USA, and You Technologies  Previously served as Director of MacGregor Golf Company Sheli Rosenberg Lead Independent Director  Former President, CEO and Vice Chairman of Equity Group Investments  Previously a Principal of Rosenberg & Liebentritt PC and a Managing Partner of Schiff Hardin, LLP  Lead Independent Director of Equity Lifestyle Properties and Director of Nanosphere, Spirit Realty, Ventas, and Cellular Dynamics International Richard Kincaid Independent       Years of Service 4 years 10 years 8 years 8 years 9 years 2 years 5 years  President and Founder of the BeCause Foundation  Former President, CEO and Director of Equity Office Properties Trust, where he also had positions of Executive Vice President, COO and CFO  Serves on the Board of Directors of Rayonier and Vail Resorts Eugene Reilly  CEO of the Americas for Prologis, which merged with his former company, AMB Property Corporation  Former CIO of Cabot Properties  Member of the Urban Land Institute  5 years David Johnson  President and CEO of Aimbridge Hospitality  Previously Executive Vice President/Chief Marketing Officer and President of Wyndham Hotels  Serves on the Board of Directors for The Juvenile Diabetes Research Foundation, Meeting Professionals International, and Active International. Previously served on the Board of Directors for Gaylord Entertainment  Appointed in 2014

Non-GAAP to GAAP Reconciliations 43 Reconciliation of Net Debt / EBITDA ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (245.5) 65.7 (179.8) Net Debt $1,356 $1,356 Comparable EBITDA $255.3 Net Debt / EBITDA 5.3x Midpoint of Current Guidance $242.5 Adjustments for transaction activity $12.8 Proforma EBITDA $255.3 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale Princess and Hotel del Coronado.

Non-GAAP to GAAP Reconciliations 44 Reconciliation of Net Debt + Preferred Equity / EBITDA ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated Debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred Equity 90.4 90.4 Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (245.5) 65.7 (179.8) Net Debt + Preferreds $1,446.4 $1,446.4 Comparable EBITDA $255.3 Net Debt + Preferreds / EBITDA 5.7x Midpoint of Current Guidance $242.5 djustments for transaction activity 12.8 Proforma EBITDA $255.3 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale Princess and Hotel del Coronado.

Reconciliation of Net Debt / TEV & Net Debt + Preferred Equity / TEV ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated Debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (a) (245.5) 65.7 (179.8) Net Debt $1,356.0 $1,356.0 Preferred Equity 90.4 90.4 Net Debt + Preferred $1,446.4 $1,446.4 Market Capitalization $2,923.0 $2,923.0 Total Debt + Preferreds 1,691.8 1,626.1 Cash and cash equivalents (245.5) (179.8) Total Enterprise Value $4,369.3 $4,369.3 Net Debt / Enterprise Value 31.0% Net Debt + Preferred Equity / Enterprise Value 33.1% Non-GAAP to GAAP Reconciliations 45

Non-GAAP to GAAP Reconciliations 46

Non-GAAP to GAAP Reconciliations 47

Non-GAAP to GAAP Reconciliations 48

Non-GAAP to GAAP Reconciliations 49 Update when Guidance ranges available